UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the WellCare Health Plans, Inc. (the “Company”) Annual Meeting of Stockholders on May 28, 2014 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to include a forum selection clause. A Certificate of Amendment was filed with the Secretary of State of Delaware (the “Amendment”) and became effective on May 28, 2014. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at the Company’s corporate headquarters in Tampa, Florida. 40,434,854 shares of the Company’s common stock, or 92% of the shares of the Company’s common stock issued and outstanding on the record date, were present in person or represented by proxy at the Annual Meeting. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s proxy statement, the Company’s Board of Directors (the “Board”) nominated ten individuals to serve as directors for a one-year term to expire at the Company’s 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All such nominees were elected by a majority of the votes cast, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard C. Breon	38,676,592	127,924	11,251	1,619,087
Carol J. Burt	38,537,890	266,609	11,268	1,619,087
Roel C. Campos	38,694,230	110,281	11,256	1,619,087
David J. Gallitano	38,179,916	625,827	10,024	1,619,087
D. Robert Graham	38,692,745	111,761	11,261	1,619,087
Kevin F. Hickey	38,552,219	252,285	11,263	1,619,087
Christian P. Michalik	38,395,489	409,067	11,211	1,619,087
Glenn D. Steele Jr., M.D.	38,462,658	341,853	11,256	1,619,087
William L. Trubeck	38,693,962	110,531	11,274	1,619,087
Paul E. Weaver	38,694,570	110,231	10,966	1,619,087

Proposal Two: Approval of an amendment to the Company’s certificate of incorporation to include a forum selection clause

The Company’s stockholders approved the proposed amendment to the Company’s certificate of incorporation to include a forum selection clause by the affirmative vote of a majority of our common stock issued and outstanding on the record date for the Annual Meeting, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,202,269	14,609,190	4,308	1,619,087

Proposal Three: Ratification of appointment of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting as follows:

Votes For	Votes Against	Abstentions
40,205,697	225,048	4,109

Proposal Four: Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”)

The Company’s stockholders approved the following resolution (the “Say on Pay Resolution”):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion disclosed in the Company’s 2014 Proxy Statement, is hereby APPROVED.”

The Say on Pay Resolution was approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,889,234	922,824	3,709	1,619,087

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

3.1	Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2014	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation